                                                                EXHIBIT 10.71




Fourth Amendment to Credit Agreement by and among Owosso Corporation, its subsidiaries, NBD Bank, PNC Bank, N.A. and NBD Bank, as Agent, dated as of March 8, 1996





                      FOURTH AMENDMENT TO CREDIT AGREEMENT


    THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 8, 1996 (this "Amendment"), is by and among OWOSSO CORPORATION, a Pennsylvania corporation ("Owosso"), AHAB INVESTMENT COMPANY, a Delaware corporation ("Ahab"), CRAMER COMPANY, a Delaware corporation ("Cramer"), DEWEZE MANUFACTURING, INC., a Pennsylvania corporation ("DewEze"), THE LANDOVER COMPANY, a Pennsylvania corporation ("Landover"), MOTOR PRODUCTS-OWOSSO CORPORATION, a Delaware corporation ("Motor Products"), SNOWMAX, INCORPORATED, a Pennsylvania corporation ("Snowmax"), SOONER TRAILER MANUFACTURING CO., a Delaware corporation ("Sooner"), MOTOR PRODUCTS-OHIO CORPORATION, a Delaware corporation ("Motor Products-Ohio"), GREAT BEND MANUFACTURING COMPANY, INC., a Kansas corporation, STATURE ELECTRIC, INC., a New York corporation ("Stature" and, together with Owosso, Ahab, Cramer, DewEze, Landover, Motor Products, Snowmax, Sooner, Motor Products-Ohio and Great Bend, collectively the "Borrowers" and individually a "Borrower"), NBD BANK, a Michigan banking corporation formerly known as NBD Bank, N.A. ("NBD"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC" and, together with NBD, collectively the "Banks" and individually a "Bank"), and NBD BANK, as agent (in such capacity, the "Agent") for the Banks.


                                  INTRODUCTION

    A. The Borrowers, the Banks and the Agent are parties to the Credit Agreement, dated as of October 31, 1994, as amended by the First Amendment to Credit Agreement, dated as of August 1, 1995, the Second Amendment to Credit Agreement, dated as of September 1, 1995, and the Third Amendment to Credit Agreement, dated as of October 31, 1995 (the "Credit Agreement"), pursuant to which the Banks provide to the Borrowers, on a joint and several liability basis, a revolving credit facility in the aggregate principal amount of $55,000,000.

    B. The Borrowers now desire that, among other things, (1) the expiration date of the revolving credit facility provided under the Credit Agreement be extended to March 31, 2000, (2) the amount of the available portion of such facility be increased to $35,000,000, and (3) certain covenants of the Borrowers and related defined terms under the Credit Agreement be modified, and the Banks and the Agent are willing to so amend the Credit Agreement on the terms and conditions herein set forth.

    NOW, THEREFORE, in consideration of the mutual agreements herein and in the Credit Agreement contained, the parties hereto agree as follows:

                     ARTICLE 1. CREDIT AGREEMENT AMENDMENTS

    Effective upon the date (the "Amendment Date") that the conditions precedent set forth in Article 2 of this Amendment are satisfied, which satisfaction shall be determined by the Agent in its sole discretion, the Credit Agreement hereby is amended as follows:

    1.1 The first sentence of the definition of the term "Applicable Margin" in
Section 1.1 is amended to read in full as follows:

    "Applicable Margin" shall mean, for purposes of determining the Eurodollar Rate applicable to Eurodollar Rate Loans outstanding during any fiscal quarter of the Borrowers (the "Applicable Quarter") (a) if the ratio of (i) the Consolidated Total Debt of the Borrowers and their Subsidiaries to (ii) the Consolidated EBITDA of the Borrowers and their Subsidiaries determined as of the last day of the fiscal quarter of the Borrowers (the "Determinative Quarter") immediately preceding the Applicable Quarter (hereinafter, the "Relevant Ratio") is equal to or greater than 2.50 to 1.00, one and one-half of one percent (1 and 1/2 of 1%), (b) if the Relevant Ratio is equal to or greater than 2.00 to 1.00 but less than 2.50 to 1.00, one and one-quarter of one percent (1 and 1/4 of 1%), (c) if the Relevant Ratio is equal to or greater than 1.50 to 1.00 but less than 2.00 to 1.00, one percent (1%), and (d) if the Relevant Ratio is less than
1.50 to 1.00, three-quarters of one percent (3/4 of 1%); provided, however, that if the Consolidated Tangible Net Worth of the Borrowers and their Subsidiaries as of the end of the Determinative Quarter is less than $14,000,000, each of the various levels of the Applicable Margin as provided above will be increased by one-quarter of one percent (1/4 of 1%).

    1.2 The following definitions of the terms "Available Facility Coverage", "Excludable Other Borrower Indebtedness", "Excludable Stature Indebtedness" and "Excluded Indebtedness" are added to Section 1.1 in alphabetical order:

    "Available Facility Coverage" shall mean, as of the end of any fiscal quarter of the Borrowers, the lesser of (a) the daily average, during the period of the four fiscal quarters of the Borrowers then ended, of the difference between (i) the maximum aggregate amount of the commitments of the Banks to make Loans under this Agreement and (ii) the aggregate principal amount of Loans outstanding and (b) the difference, as of the end of such fiscal quarter, between (i) the maximum aggregate amount of the commitments of the Banks to make Loans under this Agreement and (ii) the aggregate principal amount of Loans outstanding as of such day.

    "Excludable Other Indebtedness" shall mean, with respect to any period of four fiscal quarters of the Borrowers, all Indebtedness of the Borrowers other than the Excludable Stature Acquisition Indebtedness to the extent the maximum aggregate scheduled amount of principal or other sums required to be paid by the Borrowers during such period with respect to such Indebtedness does not exceed $4,000,000.

    "Excludable Stature Acquisition Indebtedness" shall mean all Indebtedness of Stature Electric, Inc. to its former shareholders arising in connection with its acquisition by Owosso.

    "Excluded Indebtedness" shall mean, with respect to any period of four fiscal quarters of the Borrowers, the Excludable Stature Acquisition Indebtedness and the Excludable Other Borrower Indebtedness, but only to the extent that the maximum aggregate scheduled amount of principal or other sums required to be paid by the Borrowers during such period with respect to such Excludable Stature Indebtedness and Excludable Other Borrower Indebtedness does not exceed the Available Facility Coverage as of the immediately preceding fiscal quarter-end of the Borrowers.

    1.3 The definition of the term "Base Credit Amount" in Section 1.1 is amended to read in full as follows:

    "Base Credit Amount" shall mean, as of any date, the greater of (a) $35,000,000 or (b) such greater integral multiple of $5,000,000, not exceeding $55,000,000, to which the Borrowers shall have elected to increase the Base Credit Amount in accordance with Section 2.10.

    1.4 The definition of the term "Fixed Charges" in Section 1.1 is amended to read in full as follows:

    "Fixed Charges" of any person shall mean, for any period, the sum, without duplication, of (a) interest paid or payable during such period by such person on Indebtedness of such person, plus (b) the maximum scheduled amount of principal or other sums required to be paid by such person during the period of four fiscal quarters of such person immediately following such period with respect to Indebtedness (including the current portion of any Capital Lease) of such person having a final maturity more than one year from the date of creation of such Indebtedness, but excluding, for purposes of this clause (b) only, the Excluded Indebtedness, plus (c) all debt discount and expense amortized or required to be amortized during such period by such person, plus (d) the maximum amount of all rents and other payments (exclusive of property taxes, property and liability insurance premiums and maintenance costs) paid or required to be paid by such person during such period under any lease of real or personal property in respect of which such person is obligated as a lessee or user other than any Capital Lease.

    1.5 The following sentence is added to the end of the definition of the term "Tangible Net Worth" in Section 1.1:

    For purposes of determining Tangible Net Worth of the Borrowers, the value of intangible assets shall be reduced by the deferred tax liability that results pursuant to FASB No. 109 directly from assigning a portion of the purchase price for Stature Electric, Inc. to the value of its customer list.

    1.6 The definition of the term "Termination Date" in Section 1.1 is amended to read in full as follows:

    "Termination Date" shall mean the earlier to occur of (a) March 31, 2000, and (b) the date on which the Commitment shall be terminated pursuant to Section
2.2 or 6.2.

    1.7  Sections 5.2(c) and (d) are amended to read in full as follows:

         (c) Fixed Charges Coverage. Permit or suffer the ratio of Consolidated Fixed Charges Coverage Availability of the Borrowers and their Subsidiaries to Consolidated Fixed Charges of the Borrowers and their Subsidiaries to be less than (i) 2.75 to 1.00 at any time prior to July 28, 1996, or (ii) 3.00 to 1.00 on July 28, 1996 or at any time thereafter; such ratio to be determined as of the last day of each fiscal quarter of the Borrowers for the period of four fiscal quarters of the Borrowers then ended. For purposes of determining from time to time the Borrowers' compliance with this subsection, each Person that is a Borrower or a Subsidiary of a Borrower at the time of such determination shall be deemed to have been a Borrower or a Subsidiary of a Borrower, as the case may be, for the entire period relevant to such determination (i.e., in each case, the period of four fiscal quarters of the Borrowers then ended) and each Person that was a Borrower or Subsidiary of a Borrower at any time during such relevant period, but is not longer a Borrower or Subsidiary of a Borrower, as the case may be, at the time of such determination, shall be deemed not to have been a Borrower or a Subsidiary of a Borrower, as the case may be, at any time during such period.

         (d) Ratio of Senior Debt to Tangible Capital Funds with Minimum Tangible Capital Funds and Tangible Net Worth. Permit or suffer both of either
(i) and (ii) below or (i) and (iii) below to occur at any time:

              (i) the ratio of (A) Consolidated Senior Debt of the Borrowers and their Subsidiaries to (B) Consolidated Tangible Capital Funds of the Borrowers and their Subsidiaries to exceed (1) at the end of each of the Borrowers' fiscal quarters ending on or about October 31, 1995 and January 31, 1996, 5.50 to 1.00,
(2) at the end of the Borrowers' fiscal quarter ending on or about April 30, 1996, 5.00 to 1.00, (3) at the end of the Borrowers' fiscal quarter ending on or about July 31, 1996, 4.50 to 1.00, (4) at the end of the Borrowers' fiscal quarter ending on or about October 31, 1996, 4.00 to 1.00, (5) at the end of the Borrowers' fiscal quarter ending on or about January 31, 1997, 3.50 to 1.00, (6) at the end of the Borrowers' fiscal quarter ending on or about April 30, 1997,
3.00 to 1.00, and (7) at the end of the Borrowers' fiscal quarter ending on or about July 31, 1997 or at any time thereafter, 2.50 to 1.00.

              (ii) the Consolidated Tangible Capital Funds of the Borrowers and their Subsidiaries to be less than the sum of (A) $15,000,000 plus (B) 50% of the Consolidated Cumulative Net Income of the Borrowers and their Subsidiaries for the period from the completion of the IPO through the end of the latest fiscal quarter of the Borrowers prior to the date of determination.

              (iii) the Consolidated Tangible Net Worth of the Borrowers and their Subsidiaries to be less than (i) as of the end of any fiscal year of the Borrowers commencing with the Borrowers' fiscal year ending in 1994, the sum of
(A) $7,500,000 plus (B) an amount equal to 50% of the Consolidated Cumulative Net Income of the Borrowers and their Subsidiaries for each fiscal year of the Borrowers ending in 1996 and thereafter.

          ARTICLE 2.  CONDITIONS PRECEDENT TO AMENDMENTS

    As conditions precedent to the effectiveness of the amendments to the Credit Agreement set forth in Article 1 of this Amendment, the Banks shall receive the following documents and the following matters shall be completed, all in form and substance satisfactory to the Agent:

    2.1 Certified copies of such documents evidencing necessary corporate action of each Borrower with respect to this Amendment and the transactions contemplated hereby as the Agent may reasonably request.

    2.2 The Borrowers shall have paid to the Banks a fee for this Amendment in the amount of $20,000. Such fee shall be shared between the Banks as follows:
$12,727 for NBD and $7,273 for PNC.

    2.3 Such other documents and agreements reasonably requested by the Agent.


                    ARTICLE 3. REPRESENTATIONS AND WARRANTIES

    In order to induce the Banks to enter into this Amendment, each Borrower represents and warrants that:

    3.1 The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the stockholders of any Borrower, (b) violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Borrower or of the Articles of Incorporation or By-Laws of any Borrower, or (c) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which any Borrower or its properties may be bound or affected.

    3.2 No authorization, consent, approval, license, exemption of or filing, declaration or registration with any governmental authority or any non-governmental person or entity, including without limitation any creditor or stockholder of any Borrower, is required on the part of any Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment.

    3.3 This Amendment is a legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms.

    3.4 After giving effect to the amendments contained in Article 1 of this Amendment and to Section 4.2 of this Amendment, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, provided that neither (a) Stature nor (b) either of Motor Products-Ohio or Great Bend shall be deemed a "Borrower" with respect to, but only with respect to, such representations and warranties regarding historical matters involving only, respectively, (a) the Borrowers other than Stature or (b) the Borrowers other than Stature, Motor Products-Ohio and Great Bend.

                    ARTICLE 4.  MISCELLANEOUS

    4.1 If any Borrower shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by any Borrower in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

    4.2 All references to the Credit Agreement in any agreement, certificate or instrument referred to in the Credit Agreement, or delivered pursuant thereto or in connection therewith or in any other document, hereafter shall be deemed references to the Credit Agreement, as amended hereby.

    4.3 All agreements, certificates and instruments executed pursuant to the Credit Agreement or in connection therewith and, subject to the amendments herein provided, the Credit Agreement, shall in all respects continue in full force and effect and are hereby ratified and confirmed.

    4.4 Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

    4.5 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

    4.6 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

    4.7 The Borrowers jointly and severally agree to pay the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel for the Agent, in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby, and in connection with advising the Agent as to its rights and responsibilities with respect thereto.

    IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.


    BORROWERS:               OWOSSO CORPORATION


                             By: /s/JOHN H. WERT, JR.
                                 -----------------------------

                                 Its: SENIOR V.P. - FINANCE
                                     -------------------------



                             AHAB INVESTMENT COMPANY


                             By: /s/ NORMAN J. SHUMAN
                                 -----------------------------

                                 Its: Vice President
                                     -------------------------


                             CRAMER COMPANY


                             By: /s/ THOMAS L. FRENCH
                                 -----------------------------

                                 Its: Vice President
                                     -------------------------



                             DEWEZE MANUFACTURING, INC.


                             By: /s/ THOMAS L. FRENCH
                                 -----------------------------

                                 Its: Vice President
                                     -------------------------



                             THE LANDOVER COMPANY



                             By: THOMAS L. FRENCH
                                 -----------------------------

                                 Its: Vice President
                                     -------------------------

                             MOTOR PRODUCTS-OWOSSO CORPORATION


                             By: THOMAS L. FRENCH
                                 -----------------------------

                                 Its: Vice President
                                     -------------------------



                             GREAT BEND MANUFACTURING
                             COMPANY, INC.



                             By: THOMAS L. FRENCH
                                 -----------------------------

                                 Its: Vice President
                                     -------------------------



                             SNOWMAX, INCORPORATED



                             By: THOMAS L. FRENCH
                                 -----------------------------

                                 Its: Vice President
                                     -------------------------



                             SOONER TRAILER MANUFACTURING CO.



                             By: THOMAS L. FRENCH
                                 -----------------------------

                                 Its: Vice President
                                     -------------------------

                             MOTOR PRODUCTS-OHIO CORPORATION


                             By: THOMAS L. FRENCH
                                 -----------------------------

                                 Its: Vice President
                                     -------------------------


                             STATURE ELECTRIC, INC.


                             By: THOMAS L. FRENCH
                                 -----------------------------

                                 Its: Vice President
                                     -------------------------



                 Agent and Banks:  NBD BANK, as Agent and as a Bank


                              By: /s/ WILLIAM C. GOODHUE
                                 -----------------------------

                                 Its: Vice President
                                     -------------------------

                             PNC BANK, NATIONAL ASSOCIATION


                             By: /s/ MARK E. BEVILACQUA
                                 -----------------------------

                                 Its:
                                     -------------------------